NOVASTAR 2002-2                                                         WACHOVIA
BB BOND BREAK-EVEN MATRIX                                             SECURITIES


JUNE 10, 2002




                                 -----------------------------------------
SEVERITY                          10.00%   15.00%  20.00%  25.00%  30.00%

CDR (CURRENT BALANCE)             22.30%   17.10%  13.90%  11.70%  10.10%

CHANGE IN YIELD TO MATURITY
    IF THE BREAK-EVEN CDR
    INCREASES BY .1%              -0.04%   -0.11%  -0.35%  -0.43%  -0.46%
                                 -----------------------------------------

NOTE: The break-even CDR is that CDR where the yield to maturity for the BB bond is at or above the base case yield to maturity.



Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities business through First Union Securities, Inc. ("FUSI"), member NYSE, NASD, SIPC and through other bank and non-bank and broker-dealer subsidiaries of Wachovia Corporation. This report is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in this report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by First Union Securities, Inc. to be reliable, but First Union Securities, Inc. does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgement of First Union Securities, Inc. at this time, and are subject to change without notice. First Union Securities, Inc., or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

                               Uninsured Summary





                                   DISCLAIMER
                                   ----------

Wachovia Securities (WS) has provided this data as an accommodation. By accepting this data, the recipient agrees that WS does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither WS, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by WS.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. WS or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. WS is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.


[WACHOVIA SECURITIES LOGO]


Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities business through First Union Securities, Inc. ("FUSI"), Member NYSE, NASD, SIPC, and through other bank and non-bank and broker-dealer subsidiaries of Wachovia Corporation.

                                 UNINSURED LOANS

SUMMARY STATISTICS
---------------------------------------------------------------------------------------------------------
     PRINCIPAL BALANCE                                                                $28,761,362.52
         Number of Mortgage Loans                                                                241
         Minimum                                                                          $10,341.40
         Maximum                                                                         $499,638.11
         Average                                                                         $119,341.75
     ORIGINAL LTV RATIO
         Minimum                                                                              95.00%
         Maximum                                                                              15.00%
         Weighted Average                                                                     70.44%
     CURRENT INTEREST RATE
         Minimum                                                                              6.990%
         Maximum                                                                             14.500%
         Weighted Average                                                                     9.297%
     FICO SCORE
         Minimum                                                                                 515
         Maximum                                                                                 799
         Weighted Average                                                                        586
     REMAINING TERM
         Minimum                                                                                 119
         Maximum                                                                                 360
         Weighted Average                                                                        329
     PRODUCT TYPE
         Fully Amortizing Fixed Rate Mortgage Loans                                           10.26%
         Fully Amortizing Adjustable Rate Mortgage Loans                                      75.43%
         Fixed Rate Balloon Mortgage Loans                                                    14.31%
     LIEN POSITION
         First Lien                                                                           96.04%
         Second Lien                                                                           3.96%
     PROPERTY TYPE
         Single Family Residence                                                              81.45%
         PUD                                                                                   8.83%
         Multi-Unit                                                                            5.26%
         Condo                                                                                 4.46%
     OCCUPANCY STATUS
         Primary                                                                              92.48%
         Investment (Non-Owner Occupied)                                                       5.34%
         Secondary                                                                             1.15%
         Investment (Owner Occupied)                                                           1.03%
     GEOGRAPHIC CONCENTRATION (>5.00%)
         California                                                                           20.41%
         Florida                                                                              15.15%
         Ohio                                                                                 10.16%
         Number of States*                                                                        38
     % OF LOANS WITH PREPAYMENT PENALTIES                                                     80.27%
     % OF LOANS WITH MORTGAGE INSURANCE                                                        0.00%
     *Includes the District of Columbia

---------------------------------------------------------------------------------------------------------

SUMMARY STATISTICS OF ADJUSTABLE RATE CHARACTERISTICS
---------------------------------------------------------------------------------------------------------
     PRINCIPAL BALANCE                                                                $21,693,970.82
     PRODUCT TYPE
         2/28 Mortgage Loan                                                                   92.39%
         3/27 Mortgage Loan                                                                    7.61%
     INDEX TYPE
         6-Month LIBOR                                                                       100.00%
     GROSS MARGIN
         Minimum                                                                              4.000%
         Maximum                                                                              7.750%
         Weighted Average                                                                     6.111%
     MINIMUM INTEREST RATE
         Minimum                                                                              6.990%
         Maximum                                                                             12.875%
         Weighted Average                                                                     9.153%
     MAXIMUM INTEREST RATE
         Minimum                                                                             13.990%
         Maximum                                                                             19.875%
         Weighted Average                                                                    16.153%
     INITIAL INTEREST RATE CAP
         Minimum                                                                              3.000%
         Maximum                                                                              3.000%
         Weighted Average                                                                     3.000%
     PERIODIC INTEREST RATE CAP
         Minimum                                                                              1.000%
         Maximum                                                                              1.000%
         Weighted Average                                                                     1.000%
     MONTHS TO ROLL
         Minimum                                                                                  21
         Maximum                                                                                  35
         Weighted Average                                                                         23

---------------------------------------------------------------------------------------------------------

SCOTT F. HARTMAN
CHAIRMAN, SECRETARY AND CHIEF EXECUTIVE OFFICER
--------------------------------------------------------------------------------
Scott F. Hartman is Chairman, Secretary and Chief Executive Officer. Mr. Hartman's primary responsibilities are to interact with the capital markets and the Company's shareholders and oversee all the Company's financial operations, including equity raising and securitization. Prior to founding NovaStar in 1996, Mr. Hartman served as Executive Vice President of Dynex Capital, Inc., (Dynex) formerly Resource Mortgage Capital, Inc.; a New York Stock Exchange listed REIT. His responsibilities while at Dynex included managing the investment portfolio, overseeing the securitization of mortgage loans originated through Dynex's mortgage operations and the administration of the securities issued by Dynex. Mr. Hartman left Dynex in June 1996 to pursue this opportunity. Prior to joining Dynex in February 1995, Mr. Hartman served as a consultant to Dynex for three years during which time he was involved in designing and overseeing the development of Dynex's analytical and securities structuring system. Mr. Hartman also serves as a Vice-Chairman, Director and Secretary of NovaStar Mortgage, Inc.


W. LANCE ANDERSON
PRESIDENT AND CHIEF OPERATING OFFICER
--------------------------------------------------------------------------------
W. Lance Anderson is President and Chief Operating Officer. Mr. Anderson has direct responsibility for managing the Company's mortgage origination and servicing operations, including the areas of systems, quality control and human resources. Prior to founding NovaStar in 1996, Mr. Anderson served as Executive Vice President of Dynex. In addition, Mr. Anderson was President and Chief Executive Officer of Dynex's Single Family mortgage operation, Saxon Mortgage. In this role he was responsible for the origination, underwriting, servicing, quality control, and pricing functions for Saxon. He served in this capacity for two years prior to which he was Executive Vice President in charge of production for the Single-Family operation. Mr. Anderson served from October 1998 at Dynex, where he was responsible for re-focusing the conduit on the sub-prime mortgage market in late 1993. Mr. Anderson also serves as Chairman, President, and Chief Executive Officer of NovaStar Mortgage, Inc.


MICHAEL L. BAMBURG
SENIOR VICE PRESIDENT AND CHIEF INVESTMENT OFFICER
--------------------------------------------------------------------------------
Michael L. Bamburg is Senior Vice President and Chief Investment Officer. Mr. Bamburg is responsible for managing the company's portfolio of mortgage assets (including all hedging thereof), interacting with the capital markets on all secondary market transactions, including overseeing the securitization and sale of mortgage loan production, and developing new business lines for the Company. Prior to joining NovaStar in January 1997, Mr. Bamburg served as a Principal of Smith Breeden Associates, a financial institution consulting and money management firm specializing in the evaluation and hedging of Mortgage Backed Securities. Mr. Bamburg spent over 11 years with Smith Breeden where he analyzed and traded Mortgage Backed Securities and consulted with various financial institutions regarding investments and asset/liability management issues. During the last three years with Smith Breeden, Mr. Bamburg spent most of his time marketing Smith Breeden's money management products.